EXHIBIT (a)(1)(B)

                              LETTER OF TRANSMITTAL

                                                ACCOUNT NUMBER

                                                  NUMBERS OF        CUSIP NUMBER
                                                   SHARES


                            TO TENDER ORDINARY SHARES

                                       OF

                           ELBIT MEDICAL IMAGING LTD.

                        PURSUANT TO THE OFFER TO PURCHASE
                             DATED NOVEMBER 23, 2004

               THIS OFFER EXPIRES AT, AND TENDER OF SHARES MAY BE
                         WITHDRAWN PRIOR TO, 5:00 P.M.,
               NEW YORK CITY TIME, 12:00 MIDNIGHT, ISRAEL TIME, ON
                 DECEMBER 27, 2004, UNLESS THE OFFER IS EXTENDED

                      THE U.S. DEPOSITARY FOR THE OFFER IS:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                        PHONE: (877) 248-6417 (TOLL FREE)
                                OR (718) 921-8317

                                 ______________



BY MAIL:                    BY FACSIMILE TRANSMISSION:     BY OVERNIGHT COURIER:

ATTN: REORGANIZATION             (718)-234-5001            ATTN: REORGANIZATION
DEPARTMENT                                                 DEPARTMENT
59 MAIDEN LANE                CONFIRM BY TELEPHONE         59 MAIDEN LANE
NEW YORK, NY 10038                                         NEW YORK, NY 10038
                               (877) 248-6417 OR
                                (718) 921-8317

             PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING
                    THE ACCOMPANYING INSTRUCTIONS, CAREFULLY
                         BEFORE CHECKING ANY BOX BELOW.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE U.S. DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE U.S. DEPOSITARY.

This Letter of Transmittal is to be used only if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by American Stock Transfer & Trust Company (the "U.S. DEPOSITARY") at its facility (the "BOOK-ENTRY TRANSFER FACILITY") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below).

THIS FORM IS ONLY TO BE USED BY HOLDERS OF ELBIT'S SHARES TRADED ON NASDAQ (I.E., SHARES REGISTERED ON THE RECORDS OF AMERICAN STOCK TRANSFER & TRUST COMPANY IN THE NAME OF CEDE & CO.) OR HOLDERS WHO ARE NAMED AS HOLDERS OF ELBIT SHARES ON THE RECORDS OF AMERICAN STOCK TRANSFER & TRUST COMPANY. IF YOU ARE A HOLDER OF ELBIT SHARES TRADED ON THE TEL AVIV STOCK EXCHANGE (I.E., SHARES REGISTERED IN THE ISRAELI REGISTER OF SHAREHOLDERS IN THE NAME OF THE NOMINEE COMPANY OF ISRAEL DISCOUNT BANK LTD.) OR A HOLDER NAMED IN ELBIT'S ISRAELI REGISTER OF SHAREHOLDERS, YOU SHOULD BE SUBMITTING AN ACCEPTANCE NOTICE WHICH CAN BE OBTAINED FROM OUR ISRAELI DEPOSITARY LISTED ON THE LAST PAGE OF THE OFFER TO PURCHASE.



                                              DESCRIPTION OF SHARES TENDERED
       NAME(S) AND ADDRESS(ES) OF REGISTERED
        HOLDER(S) (PLEASE FILL IN, IF BLANK)                 SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                                                          (PLEASE ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)


                                                                               TOTAL NUMBER OF
                                                                                   SHARES
                                                       SHARE CERTIFICATE         REPRESENTED          NUMBER OF SHARES
                                                         NUMBER(S) (1)        BY CERTIFICATE(S)         TENDERED (2)







              TOTAL SHARES TENDERED


(1) Need not be completed by stockholders who deliver Shares by book-entry transfer ("Book-Entry Stockholders")

(2) Unless otherwise indicated, all Shares represented by certificates delivered to the U.S. Depositary will be deemed to have been tendered. See Instruction 4.

[_]  CHECK HERE IF CERTIFICATES HAVE BEEN LOST OR MUTILATED. SEE INSTRUCTION 12

                                                               November 23, 2004
Ladies and Gentlemen:

The undersigned hereby tenders to Elbit Medical Imaging, a company organized under the laws of the State of Israel ("ELBIT" or the "COMPANY"), the above-described Ordinary Shares ("ORDINARY SHARES" or the "SHARES"), each representing one Ordinary Share of the Company, par value NIS 1.00 per share at the price per Share of $11.40 (subject to withholding taxes, as applicable) ("PURCHASE PRICE"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 23, 2004 (the "OFFER TO PURCHASE") and in this Letter of Transmittal (which together constitute the "OFFER"), receipt of which is hereby acknowledged.

Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares tendered by book-entry transfer pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the U.S. Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(i) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the U.S. Depositary, as the undersigned's agent, of the Purchase Price with respect to such Shares;

(ii) present certificates for such Shares for cancellation and transfer on the books of the Company; and

(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the U.S. Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

The undersigned represents and warrants to the Company that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that tenders of Shares pursuant to the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes on this Letter of Transmittal.

The undersigned understands that the Company will purchase 2,800,000 Shares (or such fewer number of Shares as are validly tendered and not withdrawn) at the Purchase Price, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares, including Shares not purchased because of proration. See Section 1 of the Offer to Purchase.

The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail such check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

                  SHARES ARE BEING TENDERED AT $11.40 PER SHARE

SPECIAL PAYMENT INSTRUCTIONS                          SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 6, 7 AND 8)                      (SEE INSTRUCTIONS 6 AND 8)

To be  completed  ONLY  if the  check  for the        To  be  completed  ONLY  if  the  check  for
aggregate  Purchase Price of Shares  purchased        Purchase  Price of Shares  purchased  and/or
and  certificates  for Shares not  tendered or        certificates  for Shares not tendered or not
not  purchased are to be issued in the name of        purchased  are to be mailed to someone other
someone other than the undersigned.                   than the  undersigned or to the  undersigned
                                                      at an address  other  than that shown  below
                                                      the undersigned's signature(s).

Issue [_] check and/or [_] certificate(s) to:         Issue [_] check and/or [_] certificate(s) to:

Name:                                                 Name:
_____________________________________                 _____________________________________
         (PLEASE PRINT)                                        (PLEASE PRINT)

Address:                                              Address:
__________________________________                    __________________________________

__________________________________                    __________________________________

__________________________________                    __________________________________
        (Including Zip Code)                                  (Including Zip Code)



IMPORTANT: THIS LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE OF THIS LETTER OF TRANSMITTAL), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES (OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE) AND CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE U.S. DEPOSITARY PRIOR TO 5:00 P.M., NEW YORK TIME, 12:00 MIDNIGHT, ISRAEL TIME, ON DECEMBER 27, 2004. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

                                    IMPORTANT
                                PLEASE SIGN HERE
                      (To be completed by all Shareholders)

Signature(s) of Shareholder(s):________________________________________________

     _______________________________________________________________________

Dated:_________________________, 2004

Name(s):________________________________________________________________________

        ________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (Full Title):__________________________________________________________

Address:________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________
                                    (INCLUDE ZIP CODE)


Area Code and Telephone No.: ___________________________________________________
                                     (HOME)

                             ___________________________________________________
                                   (BUSINESS)

Tax Identification or Social Security No: ______________________________________
                                       (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Firm Name:______________________________________________________________________
                                 (PLEASE PRINT)

Authorized Signature:___________________________________________________________

Title:__________________________________________________________________________

Address:________________________________________________________________________

        ________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: ________________________________________________

Dated:_____________________, 2004

                                    PAYER'S NAME: ELBIT MEDICAL IMAGING LTD.

SUBSTITUTE                         PART I:  TAXPAYER IDENTIFICATION NUMBER (TIN)       ___________________
FORM W-9                           Enter your TIN in the appropriate box. For most     Social Security Number
                                   individuals and sole proprietors, this is
                                   your social security number. For other
                                   entities, it is  your employer                              OR
                                   identification number (EIN). If you
                                   do not have a number, see "how to obtain            ___________________
                                   a TIN" in the enclosed guidelines.                  Employer Identification Number


                                   PART II:  FOR PAYEES EXEMPT FROM
                                   BACKUP WITHHOLDING (SEE INSTRUCTIONS)_______________________________

Department of the Treasury
Internal Revenue Service           PART III:  CERTIFICATION:   Under penalties of perjury, I certify that:
Request for Taxpayer
Identification Number              1.   The number shown on this form is my correct Taxpayer Identification Number
                                        (or I am waiting for a number to be issued to me), and

                                   2.   I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
                                        Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup with-holding; and

                                   3.   I am a U.S. person (including a U.S. resident alien).

                                   CERTIFICATION INSTRUCTIONS - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement
                                   (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See enclosed guidelines.)

                                                                               PART IV: Awaiting TIN [_]
                                    SIGN HERE
                                    SIGNATURE:______________________________   DATE:______________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART IV OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to you within 60 days, you are required to withhold the applicable withholding rate of all reportable payments thereafter made to me until I provide a number.

SIGNATURE: _________________________________  DATE:________________

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. SIGNATURE GUARANTEE. Signatures on all Letters of Transmittal must be guaranteed by a financial institution that is a member of a Securities Transfer Association approved medallion program such as STAMP, SEMP, or MSP (an "Eligible Institution"), except in cases where securities are surrendered (i) by a registered holder of the securities who has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.. (See Instruction 5.)

2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Share certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the U.S. Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the U.S. Depositary at its address set forth on the front page of this Letter of Transmittal prior to the Expiration Date. If certificates are forwarded to the U.S. Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE U.S. DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLTY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the U.S. Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the U.S. Depositary will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Shares.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). In such case the certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. (See Instruction 1.)

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. (See Instruction 1.)

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

6. STOCK TRANSFER TAXES. Except as otherwise specified herein, the Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. (See Section 5 of the Offer to Purchase.) EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued in the name of, or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and "Special Delivery Instructions" on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder at the Book-Entry Transfer Facility from which such transfer was made.

8. ODD LOTS. There is no special provision for odd lots in this Offer. Odd lots will be treated in the same manner as round lots.

9. SUBSTITUTE FORM W-9 AND FORM W-8. Enter your social security or tax identification number, complete, sign and date the Substitute Form W-9 or Form W-8 certification, as appropriate. For more information see Sections 5 and 13 of the Offer to Purchase.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the U.S. Depositary or the Company at its address and telephone number below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the U.S. Depositary or the Company, and such copies will be furnished promptly at the Company's expense. Shareholders may also contact their local broker, dealer, commercial bank or trust company for documents relating to, or assistance concerning, the Offer.

11. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares or any particular shareholder. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Company, the U.S. Depositary, or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

12. LOST CERTIFICATES. If the certificate(s) which a registered holder (or transferee) wants to surrender has been lost or destroyed, that fact should be indicated on the face of this Letter of Transmittal which should then be delivered to the Depositary after being otherwise properly completed and duly executed. In such event, the Depositary will forward additional documentation necessary to be completed in order to effectively replace such lost or destroyed certificate(s).